CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-3

DERIVED INFORMATION   3/30/05

$565,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$925,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-3

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

#

$565,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2005-3

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Moody’s/S&P)
1-A-1	-	360,000,000	I	Senior/Adj	libor + [ ]%	[2.0]	Aaa/AAA
1-A-2	90,000,000	-	I	Senior/Adj	libor + [ ]%	[2.0]	Aaa/AAA
2-A-1	172,000,000	-	II	Senior/Adj/Sequential	libor + [ ]%	[1.0]	Aaa/AAA
2-A-2	114,000,000	-	II	Senior/Adj/Sequential	libor + [ ]%	[3.0]	Aaa/AAA
2-A-3	12,325,000	-	II	Senior/Adj/Sequential	libor + [ ]%	[5.8]	Aaa/AAA
A-IO-1	Notional (4)	-	I & II	Variable IO	(6)	N/A	Aaa/AAA
M-1	44,400,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.6]	Aa1/AA+
M-2	29,600,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.4]	Aa2/AA
M-3	18,500,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.3]	Aa3/AA-
M-4	17,112,500	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.2]	A1/A+
M-5	15,262,500	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.2]	A2/A
M-6	14,800,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.2]	A3/A-
B-1	12,487,500	-	I & II	Subordinate/Adj	libor + [ ]%	[4.1]	Baa1/BBB+
B-2	10,637,500	-	I & II	Subordinate/Adj	libor + [ ]%	[4.1]	Baa2/BBB
B-3	9,250,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.1]	Baa3/BBB-
B-4	4,625,000	-	I & II	Subordinate/Adj	libor + [ ]%	[3.8]	---/BBB-
Total	565,000,000	360,000,000

Non- Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Moody’s/S&P)
A-IO-2	Notional (5)	-	I & II	Variable IO	(7)	N/A	Aaa/AAA
R (3)	50	-	II	Residual	libor + [ ]%	N/A	---/AAA
X	-	-	I & II	Subordinate	N/A	N/A	N/A

(1)

100% of the Prospectus Prepayment Curve (“PPC”) for the fixed rate collateral assumes 4.60% Constant Prepayment Rate (“CPR”) in the first month of the life of the mortgage loans, which then increases by approximately 1.67% CPR in each of the following 11 months.  In month 12, and thereafter, 100% PPC for the fixed rate collateral assumes 23.00% CPR.  100% PPC for the adjustable rate loans assumes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months.  In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR.  In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR.   The bonds are priced to call at 100% of the PPC and assuming one-month libor and six-month libor are 2.90% and 3.38%, respectively.  The initial class principal balances of the certificates are subject to a variance of no more than plus or minus 5% prior to their issuance.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 18.50% of the sum of the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 22) and (b) the aggregate collateral balance (including amounts in the prefunding account) for such Distribution Date and (y) zero on the 25th Distribution Date and thereafter.

(6)

The lesser of (a) [5.20%] and (b) the excess, if any, of 8.00% less one-month libor, subject to the applicable Net Funds Cap as described herein.

(7)

The excess, if any, of [2.80%] over one-month libor.

#

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston, LLC. (sole manager).

Depositor:	Credit Suisse First Boston Mortgage Securities Corp.

Servicers:	Wells Fargo Bank, N.A. (approximately 55.0%), Select Portfolio Servicing (approximately 25.0%) and Ocwen Federal Bank, FSB (approximately 20.0%).

Trustee:	TBA

Loss Mitigation Advisor:	The MurrayHill Company

Cut-off Date:	On or about April 1, 2005 for the initial Mortgage Loans.

Investor Settlement:	On or about [April 29, 2005], Closing Date [April 28, 2005]

Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in May 2005.

Accrual Period:

For any class of Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO-1 Certificates), the closing date, and with respect to the Class A-IO-1 Certificates, April 25, 2005) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.

Prospectus Prepayment Speed (“PPC”):

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.67% CPR per month to 23.00% CPR in month 12, and remaining at 23.00% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months.  In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR.  In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR.

Certificate Ratings:

The Class A Certificates, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates are expected to be rated by Moody’s and S&P.   The Class B-4 Certificates are expected to be rated by S&P.

Class 1-A-1:     Aaa/AAA

Class 1-A-2:     Aaa/AAA

Class 2-A-1:

    Aaa/AAA

Class 2-A-2:

    Aaa/AAA

Class 2-A-3:

    Aaa/AAA

Class M-1:

    Aa1/AA+

Class M-2:

    Aa2/AA

Class M-3:

    Aa3/AA-

Class M-4:

    A1/A+

Class M-5:

    A2/A

Class M-6:

    A3/A-

Class B-1:

    Baa1/BBB+

Class B-2:

    Baa2/BBB

Class B-3:

    Baa3/BBB-

Class B-4:         ---/BBB-

Optional Call:	The transaction will have a 10% optional call.

Prefunding Amount:	Approximately 10.0% - 15.0%

Capitalized Interest Acct:	TBD

Offered Certificates:

The Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class A-IO-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates

ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class A-IO-1, Class A-IO-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.

Taxation:	REMIC.

Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.

Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by the lesser of 50 basis points and (1) the initial pass-through margin for the Class A certificates; and (2) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, mortgage insurance, and loss mitigation advisor fees accrue.

Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month libor for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO-1 Certificates for each Distribution Date is a per annum rate equal to the lesser of: (1) [5.20%] and (2) lesser of:  (i) the excess, if any, of 8.00% over one-month libor for that Distribution Date and (ii) the Class A-IO-1 Net Funds Cap.  The pass-through rate for the Class A-IO-2 Certificates for each Distribution Date is a per annum rate equal to the excess, if any, of [2.80%] over one-month libor for that Distribution Date.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Group 1 Senior Net Funds Cap:

For any Distribution Date and the Class 1-A-1 and Class 1-A-2 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Group 2 Senior Net Funds Cap:

For any Distribution Date and the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-IO-1 Net Funds Cap:

For any Distribution Date and the Class A-IO-1 Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Group 1 Senior Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due to the Class 1-A-1 and Class 1-A-2 Certificates on that Distribution date by the sum of the Class Principal Balances of the Class 1-A-1 and Class 1-A-2 Certificates immediately prior to that Distribution Date; and (2)(X) the Group 2 Senior Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates on that Distribution Date by the aggregate Class Principal Balance of the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the sum of the Class 1-A-1 and Class 1-A-2 Certificates and (II) the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, respectively and (bb) 18.50%.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates, a per annum rate equal to a weighted average of (i) the Group 1 Senior Net Funds Cap and (ii) the Group 2 Senior Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the sum of the Class Principal Balances of the Class 1-A-1 and Class 1-A-2 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the sum of the Class Principal Balances of the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the lesser of (x) the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap and (y) the Maximum Interest Rate) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.

Principal and Interest Advancing:

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.

Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest (including amounts attributable to Interest Carry Forward Amounts) on such prior

Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Principal Remittance Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, and (6) regarding the July 2005 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average mortgage rate less the weighted average servicing fee rate of the mortgage loans in the related loan group as of the first day of the related Collection Period divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Loan Group 1 Senior Class Interest Rate Cap Agreement

Under the Loan Group 1 Senior Class Interest Rate Cap Agreement, the counterparty may be required to make a cap payment to the trust on each interest rate cap payment date.  The first and last interest rate cap payment dates occur in June 2005 and March 2007, respectively. Amounts paid under the Loan Group 1 Senior Class Interest Rate Cap Agreement will be available to cover any basis risk shortfall owing to the Class 1-A-1 and Class 1-A-2 Certificates.

Loan Group 2 Senior Class Interest Rate Cap Agreement

Under the Loan Group 2 Senior Class Interest Rate Cap Agreement, the counterparty may be required to make a cap payment to the trust on each interest rate cap payment date.  The first and last interest rate cap payment dates occur in June 2005 and February 2007, respectively. Amounts paid under the Loan Group 2 Senior Class Interest Rate Cap Agreement will be available to cover any basis risk shortfall owing to the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates.

Mezzanine & Subordinate Class Interest Rate Cap Agreement

Under the Mezzanine & Subordinate Class Interest Rate Cap Agreement, the counterparty may be required to make a cap payment to the trust on each interest rate cap payment date.  The first and last interest rate cap payment dates occur in June 2005 and February 2007, respectively. Amounts paid under the Mezzanine & Subordinate Class Interest Rate Cap Agreement will be available to cover any basis risk shortfall owing to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates.

Credit Enhancement:	1. Excess cashflow.
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	19.10%	20.55%	41.10%
M-1	14.30%	15.75%	31.50%
M-2	11.10%	12.55%	25.10%
M-3	9.10%	10.55%	21.10%
M-4	7.25%	8.70%	17.40%
M-5	5.60%	7.05%	14.10%
M-6	4.00%	5.45%	10.90%
B-1	2.65%	4.10%	8.20%
B-2	1.50%	2.95%	5.90%
B-3	0.50%	1.95%	3.90%
B-4	0.00%	1.45%	2.90%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.45]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [2.90]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in May 2008 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 41.10%.

Trigger Event:

A Trigger Event will occur for any Distribution Date on or after the Distribution Date in May 2008 if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [36.5%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage
May 2008 – April 2009	[2.75%]*
May 2009 – April 2010	[4.30%]*
May 2010 – April 2011	[5.55%]*
May 2011 and thereafter	[6.25%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

Source for Calculation of One-Month Libor:	Telerate Page 3750.

Delinquent Loan Substitution:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date prior to the close of business on May 31, 2005, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Overcollateralization Commencement Date:

Either (i) the July 2005 Distribution Date or (ii) the June 2005 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial Cut-off Date) which were less than 30 days delinquent as of the initial Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial Cut-off Date occurs and ending on the initial Cut-off Date, prior to the close of business on May 31, 2005.

Group Allocation Amount:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).

Distributions to Certificateholders

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

3.

From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

4.

From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (2) above, if any;

5.

Concurrently, to the Class A, the Class A-IO-1, and the Class A-IO-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class 1-A-1 and Class 1-A-2 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to such classes from the Interest Remittance Amount of the loan group 2 loans and (b) interest amounts distributed to Class 2-A-1, Class 2-A-2, Class 2-A-3, Class A-IO-1 and Class A-IO-2 Certificates are allocated from the Interest Remittance Amount of the loan group 2 loans prior to amounts being paid to such classes from the Interest Remittance Amount of loan group 1 loans;

6.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

7.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class M-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class M-5 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class M-6 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then          from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

15.

To the Class B-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

16.

For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:

1.

From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x) the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*), and then to (y) the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, in that order, until the respective Class Principal Balance of such classes has been reduced to zero; and

2.

From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x) the Class R Certificates, and then to (y) the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, in that order, and then to (z) the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*), until the respective Class Principal Balance of such classes has been reduced to zero; and

3.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and B-4 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and

4. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.

From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x) the Class 1-A-1 and the Class 1-A-2 Certificates (allocated as described below*), and then to (y) the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, in that order, the Group 1 Allocation Amount, until the respective Class Principal Balances are reduced to zero; and

2.

From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x) the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates, in that order, and then to (y) the Class 1-A-1 and Class 1-A-2 Certificates  (allocated as described below*), the Group 2 Allocation Amount, until the respective Class Principal Balances are reduced to zero;

3.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and B-4 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

4. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 8) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X;

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a) (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially, first to

(x) the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*) and then to (y) the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates, in that order, the Group 1 Excess Interest Amount, until the respective Class Principal Balances have been reduced to zero; and

(ii) sequentially, first to (x) the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates, in that order, and then to (y) the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*), until the respective Class Principal Balances have been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class M-4 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class M-5 Certificates, until the Class Principal Balance has been reduced to zero;

(g) to the Class M-6 Certificates, until the Class Principal Balance has been reduced to zero;

(h) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(i) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero;

(j) to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero;

(k) to the Class B-4 Certificates, until the Class Principal Balance has been reduced to zero;

    (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event                                          has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.    To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

4. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 5. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;
6. To the Class M-4 Certificates, any unpaid realized loss amounts for such Class; 7. To the Class M-5 Certificates, any unpaid realized loss amounts for such Class;
8. To the Class M-6 Certificates, any unpaid realized loss amounts for such Class;

9.    To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

10.  To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

11.  To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

12.  To the Class B-4 Certificates, any unpaid realized loss amounts for such Class;

13. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;**

14.  To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

15.  To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

16.  To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

17.  To the Class M-4 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

18.  To the Class M-5 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

19.  To the Class M-6 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

20.  To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

21.  To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

22.

To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

23.

To the Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such Class; **

24.

To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

25. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and 26. To the Class R Certificates, any remaining amount.

*

If prior to the May 2008 Distribution Date and cumulative collateral losses are less than [2.75%] of the Maximum Pool Balance, then amounts allocable to the Class 1-A-1 and Class 1-A-2 Certificates shall be distributed pro-rata, ELSE if on or after the May 2008 Distribution Date and no Trigger Event is in effect, then amounts allocable to the Class 1-A-1 and Class 1-A-2 Certificates shall be distributed pro-rata, ELSE amounts allocable to the Class 1-A-1 and Class 1-A-2 Certificates shall be distributed sequentially.

**

Distributions pursuant to line items 13 through 23 in the excess cashflow waterfall (above) on any distribution date will be made after giving effect to withdrawals from the Interest Rate Cap Accounts to pay Basis Risk Shortfalls to the related Certificates on such date.

#

BOND SUMMARY

To Call

Class 1-A-2		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	4.1	2.8	2.0	1.4	1.2	1.0
First Pay (Month/Year)		May05	May05	May05	May05	May05	May05
Last Pay	(Month/Year)	Jun17	May13	Feb11	Oct09	Aug07	Mar07
Class 2-A-1		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	1.7	1.2	1.0	0.8	0.7	0.6
First Pay	(Month/Year)	May05	May05	May05	May05	May05	May05
Last Pay	(Month/Year)	Aug08	Jul07	Feb07	Nov06	Aug06	Jun06
Class 2-A-2		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	6.9	4.5	3.0	2.0	1.8	1.6
First Pay	(Month/Year)	Aug08	Jul07	Feb07	Nov06	Aug06	Jun06
Last Pay	(Month/Year)	Jun17	May13	Feb11	Feb08	Jun07	Feb07
Class 2-A-3		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	12.2	8.1	5.8	3.1	2.2	1.9
First Pay (Month/Year)		Jun17	May13	Feb11	Feb08	Jun07	Feb07
Last Pay	(Month/Year)	Jun17	May13	Feb11	Oct09	Aug07	Mar07
Class M-1		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.0	5.4	4.6	4.5	2.5	2.0
First Pay (Month/Year)		Feb09	Aug08	Feb09	Oct09	Aug07	Mar07
Last Pay	(Month/Year)	Jun17	May13	Feb11	Oct09	Jan08	Apr07
Class M-2		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.0	5.4	4.4	4.4	3.0	2.1
First Pay	(Month/Year)	Feb09	Jul08	Nov08	Jul09	Jan08	Apr07
Last Pay	(Month/Year)	Jun17	May13	Feb11	Oct09	Sep08	Jun07
Class M-3		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.0	5.3	4.3	4.2	3.4	2.3
First Pay	(Month/Year)	Feb09	Jun08	Oct08	Mar09	Sep08	Jun07
Last Pay	(Month/Year)	Jun17	May13	Feb11	Oct09	Sep08	Sep07
Class M-4		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.0	5.3	4.2	4.0	3.4	2.4
First Pay (Month/Year)		Feb09	Jun08	Sep08	Dec08	Sep08	Sep07
Last Pay	(Month/Year)	Jun17	May13	Feb11	Oct09	Sep08	Sep07
Class M-5		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.0	5.3	4.2	3.8	3.4	2.4
First Pay (Month/Year)		Feb09	Jun08	Aug08	Oct08	Sep08	Sep07
Last Pay	(Month/Year)	Jun17	May13	Feb11	Oct09	Sep08	Sep07
Class M-6		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.0	5.3	4.2	3.7	3.4	2.4
First Pay	(Month/Year)	Feb09	May08	Jul08	Sep08	Sep08	Sep07
Last Pay	(Month/Year)	Jun17	May13	Feb11	Oct09	Sep08	Sep07

#

To Call

Class B-1		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.0	5.3	4.1	3.6	3.4	2.4
First Pay (Month/Year)		Feb09	Feb09	May08	Jun08	Aug08	Sep08
Last Pay	(Month/Year)	Jun17	May13	Feb11	Oct09	Sep08	Sep07
Class B-2		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.0	5.3	4.1	3.6	3.4	2.4
First Pay	(Month/Year)	Feb09	May08	Jun08	Jul08	Aug08	Sep07
Last Pay	(Month/Year)	Jun17	May13	Feb11	Oct09	Sep08	Sep07
Class B-3		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	7.9	5.3	4.1	3.5	3.3	2.4
First Pay	(Month/Year)	Feb09	May08	May08	Jun08	Jul08	Sep07
Last Pay	(Month/Year)	Jun17	Ma 13	Feb11	Oct09	S 8	S 07
Class B-4		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	7.5	5.0	3.8	3.3	3.2	2.4
First Pay (Month/Year)		Feb09	Feb09	May08	May08	Jun08	Sep07
Last Pay	(Month/Year)	Mar16	Jul12	Jul10	Apr09	Jul08	Sep07

#

To Maturity

Class 1-A-2		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	4.4	3.0	2.1	1.4	1.2	1.0
First Pay (Month/Year)		May05	May05	May05	May05	May05	May05
Last Pay	(Month/Year)	Feb30	Jun23	Dec18	Dec15	Aug07	Mar07
Class 2-A-1		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	1.7	1.2	1.0	0.8	0.7	0.6
First Pay	(Month/Year)	May05	May05	May05	May05	May05	May05
Last Pay	(Month/Year)	Aug08	Jul07	Feb07	Nov06	Aug06	Jun06
Class 2-A-2		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	7.0	4.6	3.1	2.0	1.8	1.6
First Pay	(Month/Year)	Aug08	Jul07	Feb07	Nov06	Aug06	Jun06
Last Pay	(Month/Year)	Feb20	Apr15	Aug12	Feb08	Jun07	Feb07
Class 2-A-3		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	18.7	13.0	9.6	3.8	2.2	1.9
First Pay (Month/Year)		Feb20	Apr15	Aug12	Feb08	Jun07	Feb07
Last Pay	(Month/Year)	Feb30	Jun23	Jan19	Dec15	Aug07	Mar07
Class M-1		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.8	6.0	5.1	6.5	2.5	2.0
First Pay (Month/Year)		Feb09	Aug08	Feb09	Apr10	Aug07	Mar07
Last Pay	(Month/Year)	Dec26	Jul20	Aug16	Sep14	Jan08	Apr07
Class M-2		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.8	5.9	4.8	4.9	3.6	2.1
First Pay	(Month/Year)	Feb09	Jul08	Nov08	Jul09	Jan08	Apr07
Last Pay	(Month/Year)	Nov25	Sep19	Dec15	Jun13	Oct13	Jun07
Class M-3		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.7	5.9	4.7	4.5	6.1	2.3
First Pay	(Month/Year)	Feb09	Jun08	Oct08	Mar09	Aug10	Jun07
Last Pay	(Month/Year)	Dec24	Dec18	Apr15	Dec12	Aug12	Sep07
Class M-4		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.7	5.8	4.6	4.3	4.9	2.5
First Pay (Month/Year)		Feb09	Jun08	Sep08	Dec08	Oct09	Sep07
Last Pay	(Month/Year)	Mar24	Apr18	Nov14	Aug12	Jan11	Dec07
Class M-5		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.6	5.8	4.5	4.1	4.3	2.8
First Pay (Month/Year)		Feb09	Jun08	Aug08	Oct08	Apr09	Dec07
Last Pay	(Month/Year)	Apr23	Sep17	May14	Mar12	Sep10	Mar08
Class M-6		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.7	5.7	4.5	3.9	4.0	4.6
First Pay	(Month/Year)	Feb09	May08	Jul08	Sep08	Dec08	Mar08
Last Pay	(Month/Year)	Apr22	Dec16	Oct13	Oct11	May10	Feb12

#

To Maturity

Class B-1		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.4	5.6	4.4	3.8	3.7	4.6
First Pay (Month/Year)		Feb09	May08	Jun08	Aug08	Oct08	Sep08
Last Pay	(Month/Year)	Feb21	Jan16	Feb13	Apr11	Dec09	Jun10
Class B-2		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.3	5.5	4.3	3.7	3.5	3.9
First Pay	(Month/Year)	Feb09	May08	Jun08	Jul08	Aug08	Dec08
Last Pay	(Month/Year)	Nov19	Jan15	May12	Sep10	Jul09	Jun09
Class B-3		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	7.9	5.3	4.1	3.5	3.3	3.5
First Pay	(Month/Year)	Feb09	May08	May08	Jun08	Jul08	Sep08
Last Pay	(Month/Year)	A r18	Dec13	Jul11	Jan10	Dec08	Dec08
Class B-4		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	7.5	5.0	3.8	3.3	3.2	3.3
First Pay (Month/Year)		Feb09	May08	May08	May08	Jun08	Sep07
Last Pay	(Month/Year)	Mar16	Jul12	Jul10	A 09	Jul08	S 08

#

Effective Collateral Net WAC – Class 1-A-2

                                  Spot Libor                                                         Stressed Libor

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Pe riod	WAC (1)	Period	WAC (1)	Period	WAC (2)	P eriod	WAC (2)	Period	WAC (2)
1	7.48%	26	8.47%	51	8.85%	1	7.48%	26	8.59%	51	11.89%
2	6.51%	27	8.75%	52	8.56%	2	10.00%	27	8.87%	52	11.49%
3	6.73%	28	8.47%	53	8.55%	3	10.00%	28	8.62%	53	11.53%
4	6.51%	29	8.52%	54	8.83%	4	10.00%	29	9.54%	54	11.90%
5	6.51%	30	8.80%	55	8.54%	5	10.00%	30	9.85%	55	11.51%
6	6.73%	31	8.51%	56	8.82%	6	10.00%	31	9.53%	56	11.87%
7	6.51%	32	8.79%	57	8.53%	7	10.00%	32	9.90%	57	11.48%
8	6.73%	33	8.50%	58	8.53%	8	10.00%	33	9.57%	58	11.46%
9	6.52%	34	8.50%	59	9.46%	9	10.00%	34	9.61%	59	12.70%
10	6.52%	35	9.22%	60	8.54%	10	10.00%	35	11.37%	60	11.45%
11	7.22%	36	8.62%	61	8.82%	11	10.00%	36	10.63%	61	11.82%
12	6.52%	37	8.90%	62	8.53%	12	10.00%	37	10.97%	62	11.42%
13	6.74%	38	8.61%	63	8.81%	13	10.00%	38	10.67%	63	11.79%
14	6.52%	39	8.90%	64	8.52%	14	10.00%	39	11.01%	64	11.39%
15	6.74%	40	8.60%	65	8.51%	15	10.00%	40	10.69%	65	11.39%
16	6.52%	41	8.61%	66	8.79%	16	10.00%	41	11.54%	66	11.75%
17	6.52%	42	8.89%	67	8.50%	17	10.00%	42	11.92%	67	11.36%
18	6.74%	43	8.60%	68	8.78%	18	10.00%	43	11.52%	68	11.72%
19	6.52%	44	8.88%	69	8.49%	19	10.00%	44	11.90%	69	11.33%
20	6.85%	45	8.59%	70	8.49%	20	10.00%	45	11.50%	70	11.31%
21	6.63%	46	8.59%			21	10.00%	46	11.50%	71	12.52%
22	6.70%	47	9.50%			22	10.00%	47	12.79%
23	9.42%	48	8.58%			23	10.00%	48	11.54%
24	8.50%	49	8.86%			24	8.55%	49	11.91%
25	8.77%	50	8.57%			25	8.83%	50	11.52%

_______________________________

(1)

Achieved assuming each adjustable rate Mortgage Loan index equals 3.38%; run at the Pricing Scenario (to call). Net WAC indicates the weighted - average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue. The rate displayed is adjusted for the actual number of days in the accrual period (and thus represented in an actual/360 accrual basis).

(2)

Achieved assuming one-month LIBOR and each adjustable rate Mortgage Loan index increases to 20.00% in period 2; run at the Pricing Scenario. Net WAC indicates the weighted-average mortgage interest rate of the Mortgage Loans, adjusted to include amounts paid under the Loan Group 1 Senior Class Interest Rate Cap, less the sum of the rate at which the deal fees accrue. The rate displayed is adjusted for the actual number of days in the accrual period (and thus represented in an actual/360 accrual basis).

#

Effective Collateral Net WAC – Class 2-A-1, Class 2-A-2 and Class 2-A-3

                                  Spot Libor                                                         Stressed Libor

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	P eriod	WAC (2)	Period	WAC (2)
1	7.49%	26	8.51%	51	8.99%	1	7.49%	26	8.60%	51	11.77%
2	6.52%	27	8.79%	52	8.69%	2	8.00%	27	8.88%	52	11.38%
3	6.74%	28	8.52%	53	8.69%	3	8.00%	28	8.62%	53	11.39%
4	6.52%	29	8.62%	54	8.97%	4	8.00%	29	9.52%	54	11.76%
5	6.52%	30	8.91%	55	8.68%	5	8.00%	30	9.83%	55	11.37%
6	6.74%	31	8.62%	56	8.97%	6	8.00%	31	9.51%	56	11.73%
7	6.52%	32	8.90%	57	8.67%	7	8.00%	32	9.88%	57	11.34%
8	6.74%	33	8.61%	58	8.67%	8	8.00%	33	9.56%	58	11.33%
9	6.53%	34	8.62%	59	9.62%	9	8.00%	34	9.59%	59	12.56%
10	6.53%	35	9.35%	60	8.69%	10	8.00%	35	11.34%	60	11.33%
11	7.23%	36	8.75%	61	8.97%	11	8.00%	36	10.60%	61	11.70%
12	6.53%	37	9.04%	62	8.68%	12	8.00%	37	10.95%	62	11.31%
13	6.75%	38	8.74%	63	8.97%	13	8.00%	38	10.64%	63	11.67%
14	6.53%	39	9.03%	64	8.67%	14	8.00%	39	10.99%	64	11.28%
15	6.75%	40	8.73%	65	8.67%	15	8.00%	40	10.66%	65	11.29%
16	6.53%	41	8.73%	66	8.96%	16	8.00%	41	11.42%	66	11.65%
17	6.54%	42	9.02%	67	8.67%	17	8.00%	42	11.79%	67	11.26%
18	6.75%	43	8.72%	68	8.95%	18	8.00%	43	11.40%	68	11.62%
19	6.54%	44	9.01%	69	8.66%	19	8.00%	44	11.77%	69	11.23%
20	6.87%	45	8.72%	70	8.65%	20	8.00%	45	11.38%	70	11.22%
21	6.65%	46	8.71%			21	8.00%	46	11.39%	71	12.42%
22	6.68%	47	9.64%			22	8.00%	47	12.66%
23	9.45%	48	8.71%			23	9.48%	48	11.42%
24	8.53%	49	8.99%			24	8.56%	49	11.79%
25	8.80%	50	8.70%			25	8.83%	50	11.40%

________________

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 3.38%; run at the Pricing Scenario (to call). Net WAC indicates the weighted - average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

(2) Achieved assuming one-month LIBOR and each adjustable rate Mortgage Loan index increases to 20.00% in period 2; run at the Pricing Scenario. Net WAC indicates the weighted-average mortgage interest rate of the Mortgage Loans, adjusted to include amounts paid under the Loan Group 2 Senior Class Interest Rate Cap, less the sum of the rate at which the deal fees accrue. The rate displayed is adjusted for the actual number of days in the accrual period (and thus represented in an actual/360 accrual basis).

#

Effective Collateral Net WAC – Mezzanine & Subordinate Classes

                                  Spot Libor                                                         Stressed Libor

		Net		Net		Net		Net			Net		Net
Per	iod	WAC (1)	Pe riod	WAC (1)	Period	WAC (1)	Period	WAC (2)	P eri	od	WAC (2)	Period	WAC (2)
1		7.48%	26	8.49%	51	8.90%	1	7.48%	26		8.59%	51	11.84%
2		6.52%	27	8.77%	52	8.61%	2	8.00%	27		8.88%	52	11.45%
3		6.73%	28	8.49%	53	8.61%	3	8.00%	28		8.62%	53	11.48%
4		6.52%	29	8.56%	54	8.89%	4	8.00%	29		9.53%	54	11.85%
5		6.52%	30	8.84%	55	8.60%	5	8.00%	30		9.84%	55	11.45%
6		6.74%	31	8.55%	56	8.88%	6	8.00%	31		9.52%	56	11.82%
7		6.52%	32	8.83%	57	8.59%	7	8.00%	32		9.89%	57	11.42%
8		6.74%	33	8.55%	58	8.59%	8	8.00%	33		9.57%	58	11.41%
9		6.52%	34	8.55%	59	9.52%	9	8.00%	34		9.60%	59	12.64%
10		6.52%	35	9.27%	60	8.60%	10	8.00%	35		11.36%	60	11.41%
11		7.22%	36	8.67%	61	8.88%	11	8.00%	36		10.62%	61	11.77%
12		6.52%	37	8.96%	62	8.59%	12	8.00%	37		10.96%	62	11.38%
13		6.74%	38	8.66%	63	8.87%	13	8.00%	38		10.66%	63	11.74%
14		6.52%	39	8.95%	64	8.58%	14	8.00%	39		11.00%	64	11.35%
15		6.74%	40	8.66%	65	8.58%	15	8.00%	40		10.68%	65	11.35%
16		6.53%	41	8.66%	66	8.86%	16	8.00%	41		11.49%	66	11.71%
17		6.53%	42	8.94%	67	8.57%	17	8.00%	42		11.86%	67	11.32%
18		6.75%	43	8.65%	68	8.85%	18	8.00%	43		11.47%	68	11.68%
19		6.53%	44	8.93%	69	8.56%	19	8.00%	44		11.84%	69	11.29%
20		6.86%	45	8.64%	70	8.55%	20	8.00%	45		11.45%	70	11.28%
21		6.64%	46	8.64%			21	8.00%	46		11.45%	71	12.48%
22		6.69%	47	9.56%			22	8.00%	47		12.74%
23		9.43%	48	8.63%			23	9.48%	48		11.49%
24		8.51%	49	8.91%			24	8.55%	49		11.86%
25		8.78%	50	8.62%			25	8.83%	50		11.47%

______________________

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 3.38%; run at the Pricing Scenario (to call). Net WAC indicates the weighted - average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

(2) Achieved assuming one-month LIBOR and each adjustable rate Mortgage Loan index increases to 20.00% in period 2; run at the Pricing Scenario. Net WAC indicates the weighted-average mortgage interest rate of the Mortgage Loans, adjusted to include amounts paid under the Mezzanine & Subordinate Class Interest Rate Cap, less the sum of the rate at which the deal fees accrue. The rate displayed is adjusted for the actual number of days in the accrual period (and thus represented in an actual/360 accrual basis).

#

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward Libor		Static Libor
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	2 6.45%	18.9 8%	29.10%	20. 19%
Class M-2	2 1.00%	16.2 1%	23.50%	17. 52%
Class M-3	1 7.90%	14.4 4%	20.30%	15. 81%
Class M-4	1 5.30%	12.8 3%	17.60%	14. 25%
Class M-5	1 3.10%	11.3 6%	15.35%	12. 85%
Class M-6	1 1.10%	9.9 4%	13.25%	11. 46%
Class B-1	9.40%	8.6 6%	11.55%	10. 26%
Class B-2	8.05%	7.59%	10.15%	9. 23%
Class B-3	6.90%	6.6 4%	8.95%	8. 30%
Class B-4	6.40%	6.2 1%	8.40%	7. 86%

Interest Rate Cap Agreements

On the Closing Date, the Trustee will enter into Interest Rate Cap Agreements with [ ] (the “Counterparty”) for the benefit of the Loan Group 1 Senior Classes, the Loan Group 2 Senior Classes and the Class M and Class B Certificates, respectively.

On each Distribution Date, payments under the Interest Rate Cap Agreements will be made based on (i) an amount equal (a) the Notional Balance set forth in the tables below multiplied by (b) related Factor set forth in the tables below and (ii) the related Strike Rates set forth in the tables below.

In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when One-Month Libor exceeds the related Strike Rates beginning with the Distribution Date in June 2005.

Such payments will be capped at their related maximum amount when One-Month Libor equals or exceeds the related Ceiling Rate. The Interest Rate Cap Agreement related to the Loan Group 1 Senior Classes will terminate after the Distribution Date in March 2007.   The Interest Rate Cap Agreement related to the Loan Group 2 Senior Classes and the Mezzanine & Subordinate Classes will terminate after the Distribution Date in February 2007.

Any amounts received by the trustee under the Interest Rate Cap Agreements will be deposited to an account established by the trustee (the “Loan Group 1 Senior Class Interest Rate Cap Account,” the “Loan Group 2 Senior Class Interest Rate Cap Account,” and the “Mezzanine & Subordinate Class Interest Rate Cap Account”).

Amounts on deposit in the Interest Rate Cap Account, if any, will be available on any distribution date to pay any Basis Risk Shortfall to the related Certificates, prior to giving effect to (x) any withdrawals from the Basis Risk Reserve Fund and (y) amounts available to be paid in respect of Basis Risk Shortfalls in the excess cashflow waterfall on such distribution date (pages 10 and 11).

Amounts paid under the Interest Rate Cap Agreements not used on the related distribution date to cover Basis Risk Shortfalls to the related Certificates will be released to the Class X Certificateholders.

Loan Group 1 Senior Class Interest Rate Cap

	Distribution		Notional	Strike	Ceiling
Period	Month	Factor	Balance ($)	Rate	Rate
1	May-05		-	-	-
2	Jun-05	2.00000	221 ,845 ,000	6. 30%	9.79%
3	Jul-05	2.00 000	218 ,220 ,000	6. 52%	9.79%
4	Aug-05	2.00000	214 ,125 ,000	6. 30%	9.79%
5	Sep-05	2.00000	209 ,580 ,000	6. 30%	9.79%
6	Oct-05	2.00000	204 ,590 ,000	6. 52%	9.79%
7	Nov-05	2.00 000	199 ,175 ,000	6. 30%	9.79%
8	Dec-05	2.00 000	193 ,355 ,000	6. 52%	9.79%
9	Jan-06	2.00000	187 ,180 ,000	6. 31%	9.79%
10	Feb-06	2.00000	180 ,670 ,000	6. 31%	9.79%
11	Mar-06	2.00000	173 ,870 ,000	7. 01%	9.79%
12	Apr-06	2.00000	167 ,270 ,000	6. 31%	9.79%
13	May-06	2.00000	160 ,860 ,000	6. 53%	9.79%
14	Jun-06	2.00000	154 ,635 ,000	6. 31%	9.79%
15	Jul-06	2.00000	148 ,595 ,000	6. 53%	9.79%
16	Aug-06	2.00000	142 ,730 ,000	6. 31%	9.79%
17	Sep-06	2.00000	137 ,035 ,000	6. 31%	9.79%
18	Oct-06	2.00000	131 ,505 ,000	6. 53%	9.79%
19	Nov-06	2.00000	125 ,785 ,000	6. 31%	9.79%
20	Dec-06	2.00000	120 ,250 ,000	6. 67%	9.79%
21	Jan-07	2.00000	114 ,710 ,000	6. 45%	9.79%
22	Feb-07	2.00000	104 ,815 ,000	6. 52%	9.79%
23	Mar-07	2.00000	95,545,000	9. 27%	9.79%

#

Loan Group 2 Senior Class Interest Rate Cap

	Distribution		Notional	Strike	Ceiling
Period	Month	Factor	Balance ($)	Rate	Rate
1	May-05		---	---	---
2	Jun-05	2.00000	147,075,000	6.22%	7.70%
3	Jul-05	2.00000	144,675,000	6.44%	7.70%
4	Aug-05	2.00000	141,970,000	6.22%	7.70%
5	Sep-05	2.00000	138,955,000	6.22%	7.70%
6	Oct-05	2.00000	135,655,000	6.44%	7.70%
7	Nov-05	2.00000	132,070,000	6.22%	7.70%
8	Dec-05	2.00000	128,215,000	6.44%	7.70%
9	Jan-06	2.00000	124,120,000	6.23%	7.70%
10	Feb-06	2.00000	119,810,000	6.23%	7.70%
11	Mar-06	2.00000	115,300,000	6.93%	7.70%
12 13	Apr-06 May-06	2.00000 2.00000	110,925,000 106,675,000	6.23% 6.45%	7.70% 7.70%
14	Jun-06	2.00000	102,550,000	6.23%	7.70%
15	Jul-06	2.00000	98,540,000	6.45%	7.70%
16	Aug-06	2.00000	94,655,000	6.23%	7.70%
17	Sep-06	2.00000	90,875,000	6.24%	7.70%
18	Oct-06	2.00000	87,210,000	6.45%	7.70%
19	Nov-06	2.00000	83,430,000	6.24%	7.70%
20	Dec-06	2.00000	79,770,000	6.59%	7.70%
21	Jan-07	2.00000	76,130,000	6.37%	7.70%
22	Feb-07	2.00000	69,565,000	6.40%	7.70%

Mezzanine & Subordinate Class Interest Rate Cap

	Distribution		Notional	Strike	Ceiling
Period	Month	Factor	Balance ($)	Rate	Rate
1	May-05		---	---	---
2	Jun-05	2.00000	88,337,500	5.70%	7.18%
3	Jul-05	2.00000	88,337,500	5.91%	7.18%
4	Aug-05	2.00000	88,337,500	5.70%	7.18%
5	Sep-05	2.00000	88,337,500	5.70%	7.18%
6	Oct-05	2.00000	88,337,500	5.92%	7.18%
7	Nov-05	2.00000	88,337,500	5.70%	7.18%
8	Dec-05	2.00000	88,337,500	5.92%	7.18%
9	Jan-06	2.00000	88,337,500	5.70%	7.18%
10	Feb-06	2.00000	88,337,500	5.70%	7.18%
11	Mar-06	2.00000	88,337,500	6.40%	7.18%
12	Apr-06	2.00000	88,337,500	5.70%	7.18%
13	May-06	2.00000	88,337,500	5.92%	7.18%
14	Jun-06	2.00000	88,337,500	5.70%	7.18%
15	Jul-06	2.00000	88,337,500	5.92%	7.18%
16	Aug-06	2.00000	88,337,500	5.71%	7.18%
17	Sep-06	2.00000	88,337,500	5.71%	7.18%
18	Oct-06	2.00000	88,337,500	5.93%	7.18%
19	Nov-06	2.00000	88,337,500	5.71%	7.18%
20	Dec-06	2.00000	88,337,500	6.07%	7.18%
21	Jan-07	2.00000	88,337,500	5.84%	7.18%
22	Feb-07	2.00000	88,337,500	5.90%	7.18%

Class A-IO-2 Notional Schedule

	Payment	Notional	One-Month Libor
Period	Date	Balance ($)	Strike Rate
1	May-05	-	-
2	Jun-05	-	-
3	Jul-05	848,000, 000	[2.80%]
4	Aug-05	812,000, 000	[2.80%]
5	Sep-05	778,000, 000	[2.80%]
6	Oct-05	745,000, 000	[2.80%]
7	Nov-05	713,000, 000	[2.80%]
8	Dec-05	683,000, 000	[2.80%]
9	Jan-06	654,000, 000	[2.80%]
10	Feb-06	626,000, 000	[2.80%]
11	Mar-06	599,000, 000	[2.80%]
12	Apr-06	574,000, 000	[2.80%]
13	May-06	549,000, 000	[2.80%]
14	Jun-06	526,000, 000	[2.80%]
15	Jul-06	504,000, 000	[2.80%]
16	Aug-06	482,000, 000	[2.80%]
17	Sep-06	462,000, 000	[2.80%]
18	Oct-06	442,000, 000	[2.80%]
19	Nov-06	423,000, 000	[2.80%]
20	Dec-06	405,000, 000	[2.80%]
21	Jan-07	388,000, 000	[2.80%]
22	Feb-07	371,000, 000	[2.80%]
23	Mar-07	356,000, 000	[2.80%]
24	Apr-07	341,000, 000	[2.80%]
Period 25 and Thereafter		-	-

    *     The Notional Balance in any period shall equal the lesser of (a) the Notional Balance for such period as shown above             and (b) the aggregate collateral balance (including amounts in the prefunding account) for such period.

    **   The per annum pass-thru rate to Class A-IO-2 each period shall be the greater of (i) 0.00% and (ii) the excess, if any, of the One-Month Libor Strike Rate for such period (shown above) and the one-month libor rate for such period.

#

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 4/01/05 cutoff date.  Approximately 24.5% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,284
Total Outstanding Loan Balance	$933,845,512*	Min	Max
Average Loan Current Balance	$176,731	$4,234	$850,000
Weighted Average Original LTV	80.8%**
Weighted Average Coupon	7.25%	4.75%	14.25%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	7.99%
Weighted Average Margin	6.51%	3.67%	10.07%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	97.5%
% Second Liens	2.5%
% Arms	87.0%
% Fixed	13.0%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$925,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	9	3,199,485	0.3	4.98	79.6	699
5.01 - 5.50	70	19,838,777	2.1	5.36	78.2	669
5.51 - 6.00	356	91,485,222	9.8	5.87	77.8	662
6.01 - 6.50	610	144,868,322	15.5	6.34	78.6	652
6.51 - 7.00	1,040	225,697,321	24.2	6.82	80.5	637
7.01 - 7.50	705	140,506,263	15.0	7.31	81.2	620
7.51 - 8.00	728	131,131,968	14.0	7.81	82.0	607
8.01 - 8.50	461	72,251,708	7.7	8.31	83.2	605
8.51 - 9.00	386	51,627,170	5.5	8.80	82.8	584
9.01 - 9.50	143	14,956,835	1.6	9.31	83.7	583
9.51 - 10.00	126	11,342,284	1.2	9.82	76.1	571
10.01 - 10.50	96	7,075,906	0.8	10.28	79.4	584
10.51 - 11.00	146	7,027,421	0.8	10.86	91.6	610
11.01 - 11.50	142	6,119,231	0.7	11.29	93.9	622
11.51 - 12.00	160	3,877,702	0.4	11.76	93.4	603
12.01 - 12.50	48	957,718	0.1	12.30	86.5	584
12.51 - 13.00	34	1,485,159	0.2	12.56	99.2	627
13.01 - 13.50	5	63,538	0.0	13.36	96.8	599
13.51 - 14.00	18	315,922	0.0	13.65	100.0	595
14.01 - 14.25	1	17,560	0.0	14.25	100.0	609
Total:	5,284	933,845,512	100.0	7.25	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	166,691	0.0	6.39	79.5	0
499 - 500	17	2,682,889	0.3	8.50	74.4	500
501 - 525	253	42,125,733	4.5	8.48	74.6	513
526 - 550	359	62,597,411	6.7	8.03	75.9	538
551 - 575	475	75,095,614	8.0	7.73	79.5	563
576 - 600	882	121,026,700	13.0	7.51	82.3	588
601 - 625	810	135,548,103	14.5	7.16	81.6	614
626 - 650	836	162,443,257	17.4	7.01	81.4	638
651 - 675	712	140,224,756	15.0	6.94	81.5	661
676 - 700	437	89,962,793	9.6	6.95	82.1	687
701 - 725	226	46,913,337	5.0	6.81	82.4	712
726 - 750	159	31,374,366	3.4	6.78	81.3	737
751 - 775	65	13,542,269	1.5	6.79	81.1	762
776 - 800	42	8,502,719	0.9	6.77	81.6	783
801 - 814	10	1,638,874	0.2	6.49	70.4	806
Total:	5,284	933,845,512	100.0	7.25	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,233.54 - 50,000	635	16,436,313	1.8	10.58	93.1	623
50,001 - 100,000	921	70,824,465	7.6	8.27	80.6	619
100,001 - 150,000	1,132	140,235,920	15.0	7.49	81.1	617
150,001 - 200,000	853	148,337,876	15.9	7.22	79.9	617
200,001 - 250,000	532	120,025,686	12.9	7.17	79.4	622
250,001 - 300,000	417	114,690,439	12.3	6.99	79.1	632
300,001 - 350,000	269	87,506,878	9.4	6.97	81.7	637
350,001 - 400,000	206	77,492,582	8.3	6.91	81.5	638
400,001 - 450,000	124	52,630,146	5.6	6.92	82.2	651
450,001 - 500,000	95	45,794,189	4.9	6.83	80.8	644
500,001 - 550,000	30	15,765,249	1.7	6.87	83.9	638
550,001 - 600,000	39	22,539,084	2.4	6.90	80.3	626
600,001 - 750,000	23	14,949,818	1.6	6.57	82.8	646
750,001 - 800,000	2	1,585,788	0.2	6.37	80.0	660
800,001 - 850,000	6	5,031,078	0.5	7.06	81.3	650
Total:	5,284	933,845,512	100.0	7.25	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
11.110 - 50.000	136	18,060,928	1.9	7.06	40.7	617
50.001 - 55.000	61	10,886,631	1.2	7.48	53.1	599
55.001 - 60.000	80	13,403,921	1.4	7.24	58.0	596
60.001 - 65.000	142	27,844,551	3.0	7.47	63.3	588
65.001 - 70.000	193	34,876,025	3.7	7.61	68.8	601
70.001 - 75.000	279	56,361,880	6.0	7.36	73.9	600
75.001 - 80.000	2,143	441,541,429	47.3	6.89	79.8	642
80.001 - 85.000	474	93,546,857	10.0	7.35	84.5	603
85.001 - 90.000	856	166,910,779	17.9	7.35	89.7	623
90.001 - 95.000	206	23,515,795	2.5	7.86	94.8	643
95.001 - 100.000	714	46,896,716	5.0	9.28	99.9	654
Total:	5,284	933,845,512	100.0	7.25	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,234	170,326,886	18.2	7.70	81.5	626
0.50	8	2,456,022	0.3	8.53	80.6	612
1.00	456	107,812,433	11.5	7.27	81.1	639
1.50	5	627,184	0.1	7.26	81.8	635
1.75	3	1,326,500	0.1	6.80	86.6	718
2.00	2,673	507,533,713	54.3	7.13	81.3	625
2.50	4	717,254	0.1	6.57	83.4	666
3.00	838	131,989,978	14.1	7.07	77.5	634
4.00	1	235,947	0.0	7.49	85.0	612
5.00	62	10,819,595	1.2	7.51	83.4	612
Total:	5,284	933,845,512	100.0	7.25	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,045	489,442,487	52.4	7.11	81.9	613
Reduced	576	112,152,650	12.0	7.27	81.4	657
No Income/ No Asset	106	16,352,169	1.8	7.18	78.1	638
Stated Income / Stated Assets	1,557	315,898,206	33.8	7.46	79.0	640
Total:	5,284	933,845,512	100.0	7.25	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,836	857,639,854	91.8	7.22	80.7	626
Second Home	30	5,436,851	0.6	7.52	85.0	654
Investor	418	70,768,807	7.6	7.63	81.3	650
Total:	5,284	933,845,512	100.0	7.25	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	996	271,274,138	29.0	6.83	78.4	636
Florida	588	84,363,924	9.0	7.55	81.0	624
New York	330	82,599,155	8.8	7.16	80.0	641
New Jersey	213	50,096,423	5.4	7.42	79.8	614
Illinois	226	39,314,306	4.2	7.43	83.8	629
Texas	399	35,973,081	3.9	7.93	82.9	620
Nevada	164	33,041,007	3.5	7.17	79.3	631
Maryland	158	32,024,283	3.4	7.50	82.3	611
Virginia	157	29,365,427	3.1	7.37	81.8	628
Washington	152	24,887,344	2.7	7.02	81.4	636
Georgia	206	24,521,039	2.6	7.67	85.3	620
Arizona	162	22,936,409	2.5	7.28	80.9	619
Massachusetts	109	22,429,493	2.4	7.39	79.7	622
Colorado	118	19,228,296	2.1	6.95	83.9	629
Oregon	128	18,845,177	2.0	7.08	81.2	646
Other	1,178	142,946,010	15.3	7.60	83.3	617
Total:	5,284	933,845,512	100.0	7.25	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,674	427,655,600	45.8	7.22	83.4	649
Refinance - Rate Term	187	30,652,453	3.3	7.39	81.3	623
Refinance - Cashout	2,423	475,537,459	50.9	7.27	78.4	609
Total:	5,284	933,845,512	100.0	7.25	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	3,601	749,648,213	80.3	7.16	81.1	626
Arm 3/27	293	52,532,599	5.6	7.03	80.3	643
Arm 5/25	42	9,801,439	1.0	6.65	81.1	655
Arm 6 Month	3	531,498	0.1	6.15	81.9	739
Fixed - Balloon 15 /30	167	7,224,957	0.8	10.46	99.5	672
Fixed Rate	1,178	114,106,807	12.2	7.83	77.9	629
Total:	5,284	933,845,512	100.0	7.25	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	4,349	736,148,221	78.8	7.25	80.8	624
2 Family	296	68,298,369	7.3	7.20	81.5	649
PUD	275	58,799,191	6.3	7.30	80.6	638
Condo	279	45,172,494	4.8	7.31	80.6	637
3-4 Family	85	25,427,236	2.7	7.36	80.3	643
Total:	5,284	933,845,512	100.0	7.25	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.67 - 4.00	6	1,028,429	0.1	5.40	78.2	688
4.01 - 4.50	73	15,111,002	1.9	6.04	80.3	659
4.51 - 5.00	269	61,327,471	7.5	6.73	80.8	665
5.01 - 5.50	334	63,480,159	7.8	6.76	80.2	652
5.51 - 6.00	363	75,518,409	9.3	6.75	79.5	647
6.01 - 6.50	406	79,400,249	9.8	6.88	80.7	631
6.51 - 7.00	2,078	453,958,603	55.9	7.21	81.4	618
7.01 - 7.50	225	36,068,039	4.4	8.28	81.9	604
7.51 - 8.00	103	15,586,775	1.9	8.61	82.8	602
8.01 - 8.50	50	7,293,521	0.9	9.04	82.2	601
8.51 - 9.00	20	2,731,051	0.3	9.43	82.6	569
9.01 - 9.50	7	641,098	0.1	10.13	81.3	555
9.51 - 10.00	4	299,066	0.0	10.88	79.5	574
10.01 - 10.07	1	69,874	0.0	11.05	80.0	568
Total:	3,939	812,513,748	100.0	7.14	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	2	367,661	0.0	6.22	83.6	739
4 - 6	1	163,836	0.0	5.99	78.1	738
13 - 15	5	744,288	0.1	6.91	93.5	633
16 - 18	55	11,887,119	1.5	7.14	82.4	628
19 - 21	957	196,514,056	24.2	7.14	80.3	630
22 - 24	2,585	540,572,318	66.5	7.16	81.3	624
25 - 27	2	466,668	0.1	7.07	89.2	633
28 - 30	4	430,820	0.1	7.66	91.1	613
31 - 33	81	15,372,982	1.9	7.05	81.0	646
34 - 36	205	36,192,561	4.5	7.02	79.8	642
37 - 59	42	9,801,439	1.2	6.65	81.1	655
Total:	3,939	812,513,748	100.0	7.14	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.75 - 11.50	116	26,241,827	3.2	6.19	79.0	673
11.51 - 12.00	174	37,797,555	4.7	6.37	79.2	651
12.01 - 12.50	218	50,171,511	6.2	6.26	79.4	655
12.51 - 13.00	425	104,295,754	12.8	6.34	80.3	652
13.01 - 13.50	481	117,062,920	14.4	6.60	79.7	643
13.51 - 14.00	751	166,130,279	20.4	6.92	81.8	634
14.01 - 14.50	514	100,900,552	12.4	7.41	82.2	612
14.51 - 15.00	538	99,149,080	12.2	7.85	82.6	601
15.01 - 15.50	321	51,722,483	6.4	8.35	83.9	603
15.51 - 16.00	248	37,721,267	4.6	8.80	83.1	582
16.01 - 16.50	64	7,951,137	1.0	9.33	80.2	562
16.51 - 17.00	42	7,083,280	0.9	9.83	69.9	548
17.01 - 17.50	23	3,605,090	0.4	10.27	67.9	543
17.51 - 18.00	11	1,269,508	0.2	10.91	65.8	539
18.01 - 19.25	13	1,411,507	0.2	11.58	65.7	535
Total:	3,939	812,513,748	100.0	7.14	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	16	3,473,237	0.4	6.40	83.4	634
4.51 - 5.50	225	59,879,711	7.4	6.30	80.7	673
5.51 - 6.00	292	76,934,332	9.5	5.91	79.5	659
6.01 - 6.50	505	122,397,589	15.1	6.35	79.3	649
6.51 - 7.00	858	190,927,209	23.5	6.82	81.4	636
7.01 - 7.50	580	114,403,010	14.1	7.31	81.5	615
7.51 - 8.00	620	115,213,353	14.2	7.81	82.4	605
8.01 - 8.50	378	61,580,144	7.6	8.31	83.4	602
8.51 - 9.00	291	43,838,912	5.4	8.80	82.9	583
9.01 - 9.50	79	10,073,300	1.2	9.31	81.2	563
9.51 - 10.00	47	7,421,494	0.9	9.82	70.2	548
10.01 - 10.50	23	3,654,824	0.4	10.25	68.6	545
10.51 - 11.00	11	1,269,508	0.2	10.91	65.8	539
11.01 - 11.50	9	825,074	0.1	11.32	72.3	535
11.51 - 12.00	4	397,172	0.0	11.73	59.1	535
12.01 - 12.25	1	224,878	0.0	12.25	53.6	528
Total:	3,939	812,513,748	100.0	7.14	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	10	1,759,741	0.2	7.19	78.9	667
1.50	941	163,607,554	20.1	7.44	80.6	627
2.00	9	2,563,201	0.3	6.95	84.5	682
3.00	2,974	643,867,390	79.2	7.07	81.1	627
3.45	1	174,715	0.0	7.05	66.0	615
5.00	4	541,147	0.1	6.97	82.4	667
Total:	3,939	812,513,748	100.0	7.14	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,088	215,104,265	26.5	7.09	80.8	643
1.50	2,836	593,967,179	73.1	7.16	81.1	622
2.00	15	3,442,304	0.4	7.65	83.5	596
Total:	3,939	812,513,748	100.0	7.14	81.0	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	4,406	705,029,610	75.5	7.48	80.7	619
24	559	150,724,017	16.1	6.45	81.4	651
36	32	8,605,934	0.9	6.45	80.7	663
60	280	67,839,543	7.3	6.78	80.8	667
120	7	1,646,408	0.2	6.58	78.4	653
Total:	5,284	933,845,512	100.0	7.25	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

#

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 4/01/05 cutoff date.  Approximately 24.5% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,480
Total Outstanding Loan Balance	$561,246,412*	Min	Max
Average Loan Current Balance	$161,278	$4,234	$541,547
Weighted Average Original LTV	80.8%**
Weighted Average Coupon	7.25%	4.99%	14.25%
Arm Weighted Average Coupon	7.17%
Fixed Weighted Average Coupon	7.78%
Weighted Average Margin	6.49%	3.86%	9.99%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	97.5%
% Second Liens	2.5%
% Arms	87.0%
% Fixed	13.0%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [ $556,250,000]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.99 - 5.00	5	1,539,206	0.3	4.99	79.2	663
5.01 - 5.50	51	12,716,601	2.3	5.37	77.6	665
5.51 - 6.00	237	51,025,350	9.1	5.87	76.7	658
6.01 - 6.50	433	89,538,823	16.0	6.34	78.7	652
6.51 - 7.00	732	144,351,199	25.7	6.82	81.0	639
7.01 - 7.50	456	81,559,264	14.5	7.31	81.9	622
7.51 - 8.00	456	77,901,647	13.9	7.81	81.9	608
8.01 - 8.50	266	39,797,730	7.1	8.32	82.7	602
8.51 - 9.00	224	31,070,141	5.5	8.79	82.6	584
9.01 - 9.50	70	8,133,592	1.4	9.31	80.4	568
9.51 - 10.00	53	5,180,692	0.9	9.85	71.6	545
10.01 - 10.50	70	4,950,652	0.9	10.28	78.9	583
10.51 - 11.00	106	4,370,924	0.8	10.87	90.6	614
11.01 - 11.50	99	3,617,972	0.6	11.31	94.1	623
11.51 - 12.00	132	3,017,348	0.5	11.76	93.7	605
12.01 - 12.50	43	905,650	0.2	12.30	86.0	585
12.51 - 13.00	29	1,257,350	0.2	12.56	99.0	627
13.01 - 13.50	5	63,538	0.0	13.36	96.8	599
13.51 - 14.00	12	231,172	0.0	13.64	100.0	599
14.01 - 14.25	1	17,560	0.0	14.25	100.0	609
Total:	3,480	561,246,412	100.0	7.25	80.8	628

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	166,691	0.0	6.39	79.5	0
476 - 500	11	1,898,038	0.3	8.79	74.6	500
501 - 525	183	29,467,337	5.3	8.46	73.5	513
526 - 550	237	39,517,278	7.0	7.99	75.6	538
551 - 575	331	47,525,572	8.5	7.69	79.3	562
576 - 600	500	62,676,772	11.2	7.35	82.3	588
601 - 625	519	77,775,608	13.9	7.17	82.2	613
626 - 650	560	97,545,252	17.4	7.02	81.8	638
651 - 675	473	82,450,384	14.7	6.96	82.0	661
676 - 700	312	58,906,441	10.5	6.97	82.2	687
701 - 725	156	27,599,853	4.9	6.94	82.3	712
726 - 750	120	21,655,842	3.9	6.77	80.0	737
751 - 775	45	8,008,941	1.4	6.73	80.2	763
776 - 800	25	5,018,243	0.9	6.71	80.6	783
801 - 809	7	1,034,160	0.2	6.58	76.9	804
Total:	3,480	561,246,412	100.0	7.25	80.8	628

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,233.54 - 50,000	453	10,795,430	1.9	10.88	95.3	620
50,001 - 100,000	532	40,617,625	7.2	8.22	80.6	624
100,001 - 150,000	752	93,805,046	16.7	7.38	80.6	620
150,001 - 200,000	639	111,510,155	19.9	7.16	79.8	621
200,001 - 250,000	438	98,915,477	17.6	7.11	79.7	625
250,001 - 300,000	345	94,833,826	16.9	6.95	79.7	632
300,001 - 350,000	231	75,135,915	13.4	6.90	82.2	640
350,001 - 400,000	52	18,882,982	3.4	6.80	82.5	657
400,001 - 450,000	28	11,849,798	2.1	6.94	83.1	652
450,001 - 500,000	7	3,305,855	0.6	6.78	86.9	648
500,001 - 541,547	3	1,594,305	0.3	7.27	85.0	620
Total:	3,480	561,246,412	100.0	7.25	80.8	628

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
11.11 - 50.000	102	13,795,869	2.5	6.97	40.2	614
50.001 - 55.000	38	6,648,789	1.2	7.56	53.2	605
55.001 - 60.000	41	6,767,139	1.2	7.24	58.0	592
60.001 - 65.000	96	17,204,033	3.1	7.70	63.5	571
65.001 - 70.000	105	18,430,369	3.3	7.74	69.2	586
70.001 - 75.000	141	26,019,908	4.6	7.44	73.9	583
75.001 - 80.000	1,432	274,079,744	48.8	6.88	79.9	645
80.001 - 85.000	327	55,809,500	9.9	7.35	84.5	602
85.001 - 90.000	556	101,450,380	18.1	7.31	89.7	623
90.001 - 95.000	151	12,366,923	2.2	8.04	94.8	647
95.001 - 100.000	491	28,673,758	5.1	9.31	99.9	650
Total:	3,480	561,246,412	100.0	7.25	80.8	628

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	762	97,515,871	17.4	7.74	82.3	625
0.50	4	502,574	0.1	7.30	82.0	621
1.00	330	67,819,488	12.1	7.30	81.4	637
1.50	5	627,184	0.1	7.26	81.8	635
2.00	1,811	307,706,499	54.8	7.16	81.2	623
2.50	3	627,412	0.1	6.56	84.1	667
3.00	565	86,447,384	15.4	6.97	77.0	641
Total:	3,480	561,246,412	100.0	7.25	80.8	628

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,023	298,948,551	53.3	7.08	81.6	613
Reduced	334	58,954,815	10.5	7.28	82.0	663
No Income/ No Asset	39	5,614,234	1.0	6.97	84.1	652
Stated Income / Stated Assets	1,084	197,728,811	35.2	7.51	79.1	640
Total:	3,480	561,246,412	100.0	7.25	80.8	628

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,209	516,460,539	92.0	7.22	80.7	625
Second Home	18	2,468,013	0.4	7.70	83.6	665
Investor	253	42,317,860	7.5	7.54	81.5	657
Total:	3,480	561,246,412	100.0	7.25	80.8	628

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	688	152,351,455	27.1	6.83	76.3	635
Florida	414	56,312,330	10.0	7.50	82.7	628
New York	236	55,018,266	9.8	7.13	80.3	636
New Jersey	152	31,057,842	5.5	7.55	81.1	612
Illinois	180	29,551,260	5.3	7.43	84.6	628
Maryland	122	21,725,665	3.9	7.63	82.4	609
Nevada	110	20,027,335	3.6	7.14	79.7	627
Virginia	114	19,367,148	3.5	7.47	82.6	628
Massachusetts	92	17,837,572	3.2	7.47	81.0	620
Texas	216	17,328,389	3.1	7.82	84.1	630
Arizona	93	12,865,116	2.3	7.10	81.8	624
Colorado	88	12,364,419	2.2	6.89	84.3	636
Washington	82	12,246,313	2.2	6.97	82.5	639
Minnesota	62	10,224,714	1.8	7.29	82.3	619
Connecticut	60	9,744,154	1.7	7.52	82.9	631
Other	771	83,224,435	14.8	7.53	83.9	621
Total:	3,480	561,246,412	100.0	7.25	80.8	628

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,751	258,636,030	46.1	7.21	83.4	652
Refinance - Rate Term	105	16,980,576	3.0	7.22	82.1	626
Refinance - Cashout	1,624	285,629,806	50.9	7.29	78.3	607
Total:	3,480	561,246,412	100.0	7.25	80.8	628

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	2,410	451,872,759	80.5	7.18	81.2	624
Arm 3/27	179	31,264,489	5.6	7.02	81.7	645
Arm 5/25	24	4,660,409	0.8	6.67	81.5	651
Arm 6 Month	2	367,661	0.1	6.22	83.6	739
Fixed - Balloon 15 /30	90	3,649,896	0.7	10.72	99.7	665
Fixed Rate	775	69,431,198	12.4	7.63	76.9	642
Total:	3,480	561,246,412	100.0	7.25	80.8	628

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,828	430,571,271	76.7	7.25	80.5	623
2 Family	225	51,354,980	9.2	7.18	81.7	647
Condo	218	33,384,472	5.9	7.28	81.2	637
PUD	148	28,067,442	5.0	7.17	81.6	645
3-4 Family	61	17,868,247	3.2	7.35	82.5	645
Total:	3,480	561,246,412	100.0	7.25	80.8	628

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.86 - 4.00	2	477,826	0.1	5.25	81.9	659
4.01 - 4.50	47	9,134,637	1.9	6.10	81.2	651
4.51 - 5.00	187	38,197,826	7.8	6.72	82.1	664
5.01 - 5.50	243	42,729,465	8.8	6.75	80.9	657
5.51 - 6.00	218	42,002,300	8.6	6.75	79.7	645
6.01 - 6.50	239	43,017,915	8.8	6.79	81.0	637
6.51 - 7.00	1,470	283,884,623	58.2	7.30	81.3	612
7.01 - 7.50	115	16,198,153	3.3	8.40	82.7	606
7.51 - 8.00	57	8,071,778	1.7	8.73	82.6	615
8.01 - 8.50	26	3,282,564	0.7	9.04	79.8	601
8.51 - 9.00	7	853,720	0.2	9.49	84.5	565
9.01 - 9.50	1	85,350	0.0	10.10	100.0	609
9.51 - 9.99	3	229,160	0.0	11.15	82.6	587
Total:	2,615	488,165,318	100.0	7.17	81.2	626

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	2	367,661	0.1	6.22	83.6	739
13 - 15	4	641,207	0.1	6.93	95.7	639
16 - 18	38	7,481,697	1.5	7.18	80.0	629
19 - 21	652	118,222,827	24.2	7.16	80.2	628
22 - 24	1,716	325,527,028	66.7	7.20	81.5	622
25 - 27	2	466,668	0.1	7.07	89.2	633
28 - 30	4	430,820	0.1	7.66	91.1	613
31 - 33	45	7,903,111	1.6	7.02	82.4	653
34 - 36	128	22,463,891	4.6	7.00	81.1	643
37 - 59	24	4,660,409	1.0	6.67	81.5	651
Total:	2,615	488,165,318	100.0	7.17	81.2	626

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.75 - 11.50	57	11,549,793	2.4	6.17	79.9	679
11.51 - 12.00	84	16,727,803	3.4	6.23	80.6	668
12.01 - 12.50	133	28,695,086	5.9	6.09	78.9	661
12.51 - 13.00	251	54,127,837	11.1	6.28	80.5	649
13.01 - 13.50	322	67,224,048	13.8	6.50	79.9	645
13.51 - 14.00	555	111,633,370	22.9	6.89	82.0	635
14.01 - 14.50	345	60,339,924	12.4	7.39	83.0	611
14.51 - 15.00	366	64,216,857	13.2	7.87	82.5	599
15.01 - 15.50	210	31,847,524	6.5	8.35	83.3	598
15.51 - 16.00	166	25,271,802	5.2	8.79	82.5	581
16.01 - 16.50	55	6,864,912	1.4	9.33	79.2	564
16.51 - 17.00	32	4,351,379	0.9	9.85	67.4	534
17.01 - 17.50	19	3,029,871	0.6	10.27	67.5	542
17.51 - 18.00	8	943,479	0.2	10.96	61.9	534
18.01 - 19.25	12	1,341,632	0.3	11.61	64.9	533
Total:	2,615	488,165,318	100.0	7.17	81.2	626

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	11	2,283,945	0.5	6.50	83.9	646
4.51 - 5.50	157	35,968,471	7.4	6.24	80.4	673
5.51 - 6.00	187	39,884,515	8.2	5.90	79.4	650
6.01 - 6.50	347	72,134,300	14.8	6.34	79.8	647
6.51 - 7.00	606	122,749,165	25.1	6.82	82.0	638
7.01 - 7.50	370	65,526,261	13.4	7.31	82.5	616
7.51 - 8.00	389	68,772,244	14.1	7.82	82.3	604
8.01 - 8.50	230	35,326,981	7.2	8.33	82.9	598
8.51 - 9.00	186	28,339,139	5.8	8.79	82.2	581
9.01 - 9.50	59	7,371,939	1.5	9.31	79.2	562
9.51 - 10.00	33	4,408,026	0.9	9.85	67.7	536
10.01 - 10.50	20	3,115,221	0.6	10.27	68.4	544
10.51 - 11.00	8	943,479	0.2	10.96	61.9	534
11.01 - 11.50	7	719,583	0.1	11.34	71.7	533
11.51 - 12.00	4	397,172	0.1	11.73	59.1	535
12.01 - 12.25	1	224,878	0.0	12.25	53.6	528
Total:	2,615	488,165,318	100.0	7.17	81.2	626

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	9	1,595,904	0.3	7.31	78.9	660
1.50	604	99,008,110	20.3	7.39	80.9	629
2.00	5	708,701	0.1	7.28	84.0	659
3.00	1,994	386,420,982	79.2	7.11	81.3	625
5.00	3	431,620	0.1	6.70	83.0	677
Total:	2,615	488,165,318	100.0	7.17	81.2	626

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	613	113,492,261	23.2	7.03	81.4	650
1.50	1,992	372,563,382	76.3	7.21	81.2	619
2.00	10	2,109,675	0.4	7.77	80.0	579
Total:	2,615	488,165,318	100.0	7.17	81.2	626

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	2,823	423,633,102	75.5	7.48	80.7	619
24	408	87,421,254	15.6	6.44	81.0	651
36	23	5,300,834	0.9	6.52	81.4	648
60	220	43,640,803	7.8	6.75	80.9	665
120	6	1,250,418	0.2	6.61	77.9	655
Total:	3,480	561,246,412	100.0	7.25	80.8	628

*     Note, for second liens, CLTV is employed in this calculation.

#

Statistical Collateral Summary – Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 4/01/05 cutoff date.  Approximately 24.5% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,804
Total Outstanding Loan Balance	$372,599,100*	Min	Max
Average Loan Current Balance	$206,541	$6,295	$850,000
Weighted Average Original LTV	80.8%**
Weighted Average Coupon	7.26%	4.75%	13.69%
Arm Weighted Average Coupon	7.10%
Fixed Weighted Average Coupon	8.30%
Weighted Average Margin	6.53%	3.67%	10.07%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	97.5%
% Second Liens	2.5%
% Arms	87.1%
% Fixed	12.9%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$368,750,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	4	1,660,279	0.4	4.96	80.0	733
5.01 - 5.50	19	7,122,176	1.9	5.34	79.3	676
5.51 - 6.00	119	40,459,872	10.9	5.88	79.2	668
6.01 - 6.50	177	55,329,499	14.8	6.35	78.5	653
6.51 - 7.00	308	81,346,121	21.8	6.82	79.8	634
7.01 - 7.50	249	58,946,998	15.8	7.31	80.2	617
7.51 - 8.00	272	53,230,320	14.3	7.80	82.0	605
8.01 - 8.50	195	32,453,978	8.7	8.30	83.7	609
8.51 - 9.00	162	20,557,029	5.5	8.81	83.2	584
9.01 - 9.50	73	6,823,243	1.8	9.32	87.6	601
9.51 - 10.00	73	6,161,593	1.7	9.80	79.9	592
10.01 - 10.50	26	2,125,254	0.6	10.27	80.6	586
10.51 - 11.00	40	2,656,497	0.7	10.83	93.2	604
11.01 - 11.50	43	2,501,259	0.7	11.25	93.6	621
11.51 - 12.00	28	860,353	0.2	11.75	92.3	596
12.01 - 12.50	5	52,068	0.0	12.29	95.0	564
12.51 - 13.00	5	227,809	0.1	12.55	100.0	630
13.51 - 13.69	6	84,750	0.0	13.69	100.0	584
Total:	1,804	372,599,100	100.0	7.26	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
476 - 500	6	784,851	0.2	7.82	74.0	500
501 - 525	70	12,658,395	3.4	8.52	77.2	513
526 - 550	122	23,080,134	6.2	8.10	76.4	537
551 - 575	144	27,570,042	7.4	7.80	79.8	564
576 - 600	382	58,349,929	15.7	7.68	82.3	588
601 - 625	291	57,772,495	15.5	7.15	80.7	614
626 - 650	276	64,898,005	17.4	7.00	80.9	638
651 - 675	239	57,774,372	15.5	6.91	80.8	661
676 - 700	125	31,056,352	8.3	6.90	81.8	688
701 - 725	70	19,313,483	5.2	6.62	82.5	712
726 - 750	39	9,718,524	2.6	6.80	84.4	738
751 - 775	20	5,533,328	1.5	6.87	82.4	762
776 - 800	17	3,484,477	0.9	6.84	83.1	782
801 - 814	3	604,713	0.2	6.34	59.3	809
Total:	1,804	372,599,100	100.0	7.26	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,295 - 50,000	182	5,640,884	1.5	10.00	88.8	630
50,001 - 100,000	389	30,206,840	8.1	8.34	80.5	611
100,001 - 150,000	380	46,430,874	12.5	7.69	82.0	612
150,001 - 200,000	214	36,827,720	9.9	7.41	80.2	607
200,001 - 250,000	94	21,110,209	5.7	7.43	77.6	612
250,001 - 300,000	72	19,856,614	5.3	7.18	76.6	630
300,001 - 350,000	38	12,370,964	3.3	7.39	78.7	618
350,001 - 400,000	154	58,609,600	15.7	6.94	81.2	632
400,001 - 450,000	96	40,780,348	10.9	6.91	82.0	651
450,001 - 500,000	88	42,488,334	11.4	6.83	80.3	644
500,001 - 550,000	27	14,170,944	3.8	6.82	83.8	640
550,001 - 600,000	39	22,539,084	6.0	6.90	80.3	626
600,001 - 750,000	23	14,949,818	4.0	6.57	82.8	646
750,001 - 800,000	2	1,585,788	0.4	6.37	80.0	660
800,001 - 850,000	6	5,031,078	1.4	7.06	81.3	650
Total:	1,804	372,599,100	100.0	7.26	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
11.360 - 50.000	34	4,265,060	1.1	7.34	42.3	625
50.001 - 55.000	23	4,237,842	1.1	7.35	53.0	589
55.001 - 60.000	39	6,636,782	1.8	7.24	58.1	601
60.001 - 65.000	46	10,640,518	2.9	7.11	63.0	615
65.001 - 70.000	88	16,445,656	4.4	7.47	68.3	617
70.001 - 75.000	138	30,341,972	8.1	7.29	73.9	614
75.001 - 80.000	711	167,461,684	44.9	6.91	79.8	637
80.001 - 85.000	147	37,737,357	10.1	7.36	84.3	605
85.001 - 90.000	300	65,460,399	17.6	7.43	89.7	623
90.001 - 95.000	55	11,148,872	3.0	7.65	94.8	640
95.001 - 100.000	223	18,222,958	4.9	9.23	99.9	660
Total:	1,804	372,599,100	100.0	7.26	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	472	72,811,015	19.5	7.65	80.5	627
0.50	4	1,953,448	0.5	8.85	80.2	609
1.00	126	39,992,945	10.7	7.23	80.7	643
1.75	3	1,326,500	0.4	6.80	86.6	718
2.00	862	199,827,214	53.6	7.09	81.3	627
2.50	1	89,842	0.0	6.68	78.3	658
3.00	273	45,542,593	12.2	7.26	78.6	622
4.00	1	235,947	0.1	7.49	85.0	612
5.00	62	10,819,595	2.9	7.51	83.4	612
Total:	1,804	372,599,100	100.0	7.26	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,022	190,493,935	51.1	7.17	82.4	614
Reduced	242	53,197,835	14.3	7.26	80.7	651
No Income/ No Asset	67	10,737,935	2.9	7.30	75.0	630
Stated Income / Stated Assets	473	118,169,394	31.7	7.39	78.8	640
Total:	1,804	372,599,100	100.0	7.26	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,627	341,179,314	91.6	7.21	80.8	627
Second Home	12	2,968,838	0.8	7.38	86.1	645
Investor	165	28,450,947	7.6	7.76	81.1	639
Total:	1,804	372,599,100	100.0	7.26	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	308	118,922,683	31.9	6.82	81.2	637
Florida	174	28,051,594	7.5	7.65	77.7	618
New York	94	27,580,889	7.4	7.23	79.3	651
Georgia	206	24,521,039	6.6	7.67	85.3	620
New Jersey	61	19,038,582	5.1	7.20	77.6	618
Texas	183	18,644,692	5.0	8.04	81.8	611
Nevada	54	13,013,672	3.5	7.23	78.8	636
Washington	70	12,641,031	3.4	7.07	80.2	633
Oregon	75	12,086,510	3.2	7.19	80.7	635
Maryland	36	10,298,619	2.8	7.23	81.9	616
Arizona	69	10,071,292	2.7	7.52	79.7	614
Virginia	43	9,998,279	2.7	7.18	80.2	629
Illinois	46	9,763,046	2.6	7.41	81.4	632
Colorado	30	6,863,877	1.8	7.06	83.3	616
Ohio	54	6,032,267	1.6	7.96	86.2	601
Other	301	45,071,028	12.1	7.60	81.0	617
Total:	1,804	372,599,100	100.0	7.26	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	923	169,019,570	45.4	7.24	83.4	644
Refinance - Rate Term	82	13,671,876	3.7	7.59	80.3	620
Refinance - Cashout	799	189,907,654	51.0	7.25	78.5	614
Total:	1,804	372,599,100	100.0	7.26	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	1,191	297,775,454	79.9	7.11	81.0	629
Arm 3/27	114	21,268,109	5.7	7.06	78.4	639
Arm 5/25	18	5,141,030	1.4	6.64	80.7	658
Arm 6 Month	1	163,836	0.0	5.99	78.1	738
Fixed - Balloon 15 /30	77	3,575,061	1.0	10.19	99.3	680
Fixed Rate	403	44,675,609	12.0	8.15	79.5	609
Total:	1,804	372,599,100	100.0	7.26	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,521	305,576,950	82.0	7.23	81.2	626
PUD	127	30,731,749	8.2	7.41	79.6	631
2 Family	71	16,943,389	4.5	7.24	80.8	652
Condo	61	11,788,022	3.2	7.39	78.8	638
3-4 Family	24	7,558,989	2.0	7.40	75.2	641
Total:	1,804	372,599,100	100.0	7.26	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.67 - 4.00	4	550,603	0.2	5.54	75.0	712
4.01 - 4.50	26	5,976,365	1.8	5.95	78.9	671
4.51 - 5.00	82	23,129,645	7.1	6.74	78.8	667
5.01 - 5.50	91	20,750,694	6.4	6.78	78.7	644
5.51 - 6.00	145	33,516,109	10.3	6.75	79.4	648
6.01 - 6.50	167	36,382,334	11.2	6.98	80.3	623
6.51 - 7.00	608	170,073,981	52.4	7.06	81.6	626
7.01 - 7.50	110	19,869,886	6.1	8.17	81.3	603
7.51 - 8.00	46	7,514,996	2.3	8.48	83.0	589
8.01 - 8.50	24	4,010,957	1.2	9.04	84.2	601
8.51 - 9.00	13	1,877,331	0.6	9.40	81.8	571
9.01 - 9.50	6	555,748	0.2	10.14	78.4	546
9.51 - 10.00	1	69,906	0.0	9.99	69.3	531
10.01 - 10.07	1	69,874	0.0	11.05	80.0	568
Total:	1,324	324,348,430	100.0	7.10	80.8	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
4 - 6	1	163,836	0.1	5.99	78.1	738
13 - 15	1	103,082	0.0	6.75	80.0	600
16 - 18	17	4,405,422	1.4	7.07	86.4	625
19 - 21	305	78,291,229	24.1	7.11	80.5	634
22 - 24	869	215,045,290	66.3	7.11	81.0	627
31 - 33	36	7,469,871	2.3	7.09	79.6	638
34 - 36	77	13,728,670	4.2	7.04	77.6	640
37 - 59	18	5,141,030	1.6	6.64	80.7	658
Total:	1,324	324,348,430	100.0	7.10	80.8	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.75 - 11.50	59	14,692,034	4.5	6.21	78.2	668
11.51 - 12.00	90	21,069,751	6.5	6.49	78.1	637
12.01 - 12.50	85	21,476,425	6.6	6.50	80.1	646
12.51 - 13.00	174	50,167,916	15.5	6.41	80.1	655
13.01 - 13.50	159	49,838,872	15.4	6.74	79.3	641
13.51 - 14.00	196	54,496,908	16.8	6.99	81.3	631
14.01 - 14.50	169	40,560,628	12.5	7.43	81.0	613
14.51 - 15.00	172	34,932,223	10.8	7.82	83.0	603
15.01 - 15.50	111	19,874,959	6.1	8.34	84.9	610
15.51 - 16.00	82	12,449,465	3.8	8.84	84.3	584
16.01 - 16.50	9	1,086,225	0.3	9.37	86.4	550
16.51 - 17.00	10	2,731,901	0.8	9.80	74.0	570
17.01 - 17.50	4	575,218	0.2	10.22	70.1	548
17.51 - 18.00	3	326,030	0.1	10.78	77.2	551
18.01 - 18.05	1	69,874	0.0	11.05	80.0	568
Total:	1,324	324,348,430	100.0	7.10	80.8	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	5	1,189,293	0.4	6.19	82.6	611
4.51 - 5.50	68	23,911,241	7.4	6.40	81.1	672
5.51 - 6.00	105	37,049,817	11.4	5.92	79.7	669
6.01 - 6.50	158	50,263,289	15.5	6.36	78.6	652
6.51 - 7.00	252	68,178,044	21.0	6.83	80.3	632
7.01 - 7.50	210	48,876,750	15.1	7.31	80.3	613
7.51 - 8.00	231	46,441,109	14.3	7.80	82.5	605
8.01 - 8.50	148	26,253,163	8.1	8.30	84.0	607
8.51 - 9.00	105	15,499,774	4.8	8.81	84.3	586
9.01 - 9.50	20	2,701,361	0.8	9.32	86.4	568
9.51 - 10.00	14	3,013,468	0.9	9.79	73.9	567
10.01 - 10.50	3	539,602	0.2	10.14	70.1	551
10.51 - 11.00	3	326,030	0.1	10.78	77.2	551
11.01 - 11.40	2	105,490	0.0	11.17	76.6	547
Total:	1,324	324,348,430	100.0	7.10	80.8	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	163,836	0.1	5.99	78.1	738
1.50	337	64,599,444	19.9	7.52	80.2	623
2.00	4	1,854,500	0.6	6.82	84.7	691
3.00	980	257,446,408	79.4	7.00	80.9	631
3.45	1	174,715	0.1	7.05	66.0	615
5.00	1	109,526	0.0	8.00	80.0	628
Total:	1,324	324,348,430	100.0	7.10	80.8	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	475	101,612,004	31.3	7.17	80.1	635
1.50	844	221,403,797	68.3	7.07	81.1	628
2.00	5	1,332,629	0.4	7.45	89.0	624
Total:	1,324	324,348,430	100.0	7.10	80.8	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,583	281,396,508	75.5	7.48	80.6	618
24	151	63,302,762	17.0	6.47	82.0	651
36	9	3,305,100	0.9	6.34	79.7	688
60	60	24,198,740	6.5	6.83	80.7	669
120	1	395,990	0.1	6.50	80.0	649
Total:	1,804	372,599,100	100.0	7.26	80.8	628

    *     Note, for second liens, CLTV is employed in this calculation.

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